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                                                                      Exhibit 23





                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-47014) and in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-08951) of Merchants Group, Inc. of our report dated February 15, 1999 appearing on page F-1 of this Form 10-K.



PricewaterhouseCoopers
Buffalo, New York
March 29, 1999